                                                                 EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ William P. Kelly
                                                 ------------------------------
                                                 William P. Kelly

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ Mark D. Roos
                                                 ------------------------------
                                                 Mark D. Roos

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ Raymond A. Lancaster
                                                 ------------------------------
                                                 Raymond A. Lancaster

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                   /s/ William D. Manning, Jr.
                                                  ------------------------------
                                                  William D. Manning, Jr.

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ John G. Nestor
                                                 ------------------------------
                                                 John G. Nestor

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ John F. Turben
                                                 ------------------------------
                                                 John F. Turben

                                                                    EXHIBIT 99.1






                          CONSENT OF PROPOSED DIRECTOR


                  I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Unifrax Corporation (the "Company") and have agreed to serve as a director of the Company if elected.




October 9, 1996                                  /s/ Edmund S. Wright
                                                 ------------------------------
                                                 Edmund S. Wright